Item 77 Q(1)(e)

New or Amended Investment Advisory Contracts

Investment Management Contract dated July 16, 2014 between Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Investment Partners LP is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A filed on September 5, 2014, accession number: 0001193125-14-333807.